Equity	12 Months Ended
Dec. 31, 2016
Stockholders' Equity Note [Abstract]
EQUITY
Stock Offerings, Retirement and Issuances
On December 9, 2016, the Company completed a public offering of 6,000,000 shares of its common stock. After deducting offering costs totaling approximately $0.4 million, the Company received net proceeds of approximately $145.8 million. A portion of the net proceeds of the public offering, along with the proceeds from the Notes Offering (see Note 6), have been used to partially fund certain acreage acquisitions and midstream asset development, to repay outstanding borrowings under the Credit Agreement and for general corporate purposes, including capital expenditures associated with the addition of a fourth drilling rig.
On March 11, 2016, the Company completed a public offering of 7,500,000 shares of its common stock. After deducting offering costs totaling approximately $0.8 million, the Company received net proceeds of approximately $141.5 million, which were used for general corporate purposes, including to fund a portion of the Company’s 2016 capital expenditures.
As discussed in Note 5, the Company issued 3,300,000 shares of common stock and 150,000 shares of a new series of Series A Preferred Stock to HEYCO Energy Group, Inc. in connection with the HEYCO Merger. Pursuant to the statement of resolutions, each share of Series A Preferred Stock would automatically convert into ten shares of Matador common stock, subject to customary anti-dilution adjustments, upon the vote and approval by Matador’s shareholders of an amendment to Matador’s Amended and Restated Certificate of Formation to increase the number of shares of authorized Matador common stock.
On April 2, 2015, the shareholders of the Company approved an amendment to the Company’s Amended and Restated Certificate of Formation that authorized an increase in the number of authorized shares of common stock from 80,000,000 shares to 120,000,000 shares. Following such approval, the 150,000 outstanding shares of Series A Preferred Stock converted to 1,500,000 shares of common stock on April 6, 2015. Pursuant to the terms of the HEYCO Merger, 166,667 of the 1,500,000 shares were being held in escrow at December 31, 2016 to satisfy certain conditions under the merger agreement.
On April 21, 2015, the Company completed a public offering of 7,000,000 shares of its common stock. After deducting offering costs totaling approximately $1.2 million, the Company received net proceeds of approximately $187.6 million.
On May 29, 2014, the Company completed a public offering of 7,500,000 shares of its common stock. After deducting direct offering costs totaling approximately $0.6 million, the Company received net proceeds of approximately $181.3 million.
Treasury Stock
On October 27, 2016, October 30, 2015 and October 31, 2014, Matador’s Board of Directors canceled all of the shares of treasury stock outstanding as of September 30, 2016, September 30, 2015 and September 30, 2014, respectively. These shares were restored to the status of authorized but unissued shares of common stock of the Company.
The shares of treasury stock outstanding at December 31, 2016, 2015 and 2014 represent forfeitures of non-vested restricted stock awards and forfeitures of fully vested restricted stock awards due to net share settlements with employees.